DELAWARE POOLED TRUST
The Small-Cap Value Equity Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 25, 2005

The following replaces the information in the section of the prospectus entitled "What are the Portfolio's main investment strategies?" under the heading "Profile: The Small-Cap Value Equity Portfolio" of the prospectus:

The Portfolio invests primarily in equity securities of small-capitalization companies. For the purposes of this Portfolio, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase and are listed on a national securities exchange or NASDAQ.

The Supplement is dated March 30, 2005.